Exhibit 99.1
-END-
Contacts: Dolph Baker, Chairman and CEO
Max P. Bowman,

Vice President and CFO
(601) 948-6813

CAL-MAINE FOODS, INC. NAMES CAMILLE YOUNG
TO COMPANY’S BOARD OF DIRECTORS

JACKSON, Miss. (March 11, 2021)
—

Cal-Maine Foods, Inc. (NASDAQ: CALM) today announced that Camille
Young was

appointed to

the Company’s

Board of

Directors as

an independent

director, effective

March 11,

2021.
She will join the Audit,

Compensation, Nominating and Long-Term

Incentive Plan Committees.

Ms. Young brings more than two decades

of experience in the

practice of state and

federal government
affairs and expertise in diversity and inclusion practices to Cal-Maine Foods. She currently serves as Principal
and Director of Cornerstone Government

Affairs, a full-service, bipartisan consulting firm

specializing in federal
and

state

government

relations,

public

affairs

and

strategic

communications, and

advisory

services.

In

this
position,

she

has

developed

deep

relationships

with

government

officials,

business

leaders

and

community
influencers across

the state of

Mississippi. At Cornerstone,

she also serves

as the co-chair

of the firm’s

diversity
and

inclusion

working

group.

Prior

to

joining

Cornerstone,

she

spent

10

years

as

a

government

affairs
representative with

one of

Mississippi’s leading

law firms,

Watkins Ludlam

Winter &

Stennis, P.A. She previously
worked for the Mississippi Farm Bureau Federation in several capacities, including communications specialist, director of

media relations

and government

relations specialist,

and she

also held

a position

with the

United
States Department of Agriculture as an outreach

and public affairs specialist.
Ms. Young

is

an

active member

of the

Jackson, Mississippi,

community and

currently serves

on the
inaugural

Diversity

and

Inclusion

Committee

of

the

Madison

County

Business

League

and

Foundation, and
previously served

as

a member

of the

Greater Jackson

Chamber Partnership

Board of

Directors, the

Junior
League of Jackson Sustainers, Alpha Kappa Alpha Sorority,

Incorporated and the Mississippi 4-H Foundation.
She also

served as

President of

the Mississippi

State University

National Alumni

Association from

2012 to

2013.

Her

numerous

professional

and

civic

awards

include

being

named

as

one

of

Mississippi

Business
Journal’s Top 50 Business Women, Top 40 Under 40, Woman of Distinction by

the Girl Scout Council

of Middle
Mississippi

and

Alumnus

of

the

Year

by

the

Central

Mississippi

Chapter

of

the

Mississippi

State

University
Alumni Association. She also

is a member of the

Mississippi Power Company

Board of Directors, the

BankFirst
Board of Directors and the inaugural class

of Top 50 Most Influential People in Mississippi.

Ms. Young

has a Bachelor of Arts

Degree and Master’s Degree from Mississippi State

University, and
holds a Diversity and Inclusion certificate

from Cornell University.

Commenting on

the announcement,

Dolph

Baker,

chairman and

chief executive

officer

of Cal

-Maine
Foods,

Inc.

said,

“We

are

delighted

to

welcome

Camille

Young

to

our

Board

of

Directors

as

our

fourth
independent director and seventh member.

Her long tenure as a consultant with

Cornerstone and expertise in
diversity and inclusion activities

will complement the work

and experience of our

other members. Additionally,
we will

benefit from

her strong

relationships with

Mississippi government

and community

leaders. Her

impressive
history of public service and community leadership

aligns well with our corporate culture. We are confident

she
will make

an immediate

contribution to

the work

of the

Cal-Maine Foods’

Board of

Directors, and

we look

forward
to working together as we continue to execute

our growth strategy.”

Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

grading,

packing

and

sale of

fresh
shell eggs, including conventional, cage-free, organic and nutritionally enhanced eggs. The Company, which is
headquartered

in Jackson,

Mississippi,

is

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the
United States

and

sells the majority

of

its

shell

eggs

in

states

across

the

southwestern,

southeastern,

mid-
western and mid-Atlantic regions of the United

States.